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                                                                   Exhibit 10.17

                        INVESTOR STOCKHOLDERS AGREEMENT

          INVESTOR STOCKHOLDERS AGREEMENT, dated as of November 23, 1999, among Unilab Corporation, a Delaware corporation (the "Company"), Kelso Investment
                                                 -------
Associates VI, L.P. ("KIA VI"), a Delaware limited partnership, KEP VI, LLC, a
                      ------
Delaware limited liability company ("KEP VI" and, together with KIA VI, "Kelso")
                                     ------                              -----
and each of the stockholders listed on Exhibit A (collectively, the "Investors";
                                       ---------                     ---------
individually, an "Investor").  For the purposes of this Agreement, "Common
                  --------
Stock" shall mean the Common Stock of the Company, par value $.01 per share.

    The parties hereto agree as follows:

    1.   Transfer of Common Stock.
         ------------------------
    (a)  Prior to the closing of the initial public offering (an "IPO") of
                                                                  ---
shares of Common Stock, no Investor may, directly or indirectly, sell, assign, mortgage, transfer, pledge, hypothecate or otherwise dispose of or transfer (collectively, "Transfer") any shares of Common Stock or any
                         --------
interest therein (including, without limitation, to any Affiliate (as defined below) of such Investor), except for (x) Transfers which, prior
                                              -
thereto, Kelso shall have consented to in writing, or (y) Transfers
                                                       -
pursuant to the following paragraph (b). For the purposes of this Agreement, "Affiliate" shall mean, with respect to any individual, corporation, partnership, trust or other entity or organization (each, a "Person"), any other Person directly or indirectly controlling, controlled
 ------
by, or under common control with such Person. In no event shall Kelso be deemed to be an Affiliate of any Investor.


    (b)  In the event that either (i) any of KIA VI, KEP VI or any of their
                               -
respective Affiliates who holds shares of Common Stock (a "Selling
Stockholder") intends to sell any shares of Common Stock to a third party
-----------
or parties unaffiliated with Kelso or (ii) in the event that KIA VI has
                                       --
approved the sale of the Company, whether by merger, consolidation, sale of all or substantially all of its assets, recapitalization or otherwise, each Investor, upon the request of Kelso, will consent to and raise no objections against such transaction (and shall waive any rights of appraisal) and shall fully cooperate with and take all necessary and desirable actions in connection with the consummation of such transaction, including, without limitation, executing a purchase agreement in the form approved by KIA VI. If the transaction involves a sale of stock, each Investor shall agree to sell that number of shares equal to the product of (a) the aggregate number of shares of Common Stock then held by such Investor times (b) a fraction, the numerator of
                                               -
which is the aggregate number of shares of Common Stock
being sold by the Selling Stockholders in such sale and the denominator of which is the aggregate number of shares of Common Stock then held by all Selling Stockholders. Such sale shall be for a purchase price per share of Common Stock and on other terms and conditions not less favorable to each Investor than those applicable to the Selling Stockholders; provided, however, that the form of
                                        --------
consideration to be received by the Selling Stockholders may be different from that received by the Investor Stockholders so long as the value of the consideration to be received by the Selling Stockholders is the same or less than that to be received by the Investor Stockholders (as reasonably determined by the Board in good faith, excluding members of the Board who are designees of the Selling Stockholders).


    (c) The Investor Stockholder agrees that, in the event that the Company files a registration statement under the Securities Act with respect to a public offering of any shares of its capital stock, the Investor Stockholder will not, without the consent of Kelso, effect any public sale or distribution of any shares of the Common Stock (other than part of such public offering) including, but not limited to, pursuant to Rule 144 under the Securities Act, during the 20 days prior to and the 180 days after the effective date of such registration statement and the Investor Stockholder agrees to execute a customary hold-back agreement with the underwriters, if requested by the underwriters, for any such public offering.

     2.  Stock Certificate Legends.  A copy of this Investor Stockholders'
         -------------------------
Agreement shall be filed with the Secretary of the Company and kept with the records of the Company. Each certificate representing any shares of Common Stock owned by the Investor shall bear the following legend:

"THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL TO THE HOLDER, WHICH COUNSEL MUST BE, AND THE FORM AND SUBSTANCE OF WHICH OPINION ARE, SATISFACTORY TO THE ISSUER, SUCH OFFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH THE ACT, SUCH LAWS AND THE STOCKHOLDERS AGREEMENT, DATED AS OF NOVEMBER 23, 1999."

          In addition, such certificates will bear such legends as may be required by any state securities laws.

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    3.  Agreement to be Bound.  Any Transfer of shares of Common Stock by the
        ---------------------
Investor permitted under Section 1(a)(x) of this Agreement shall be permitted and shall be effective only if the transferee of such shares shall agree in writing to be bound by the terms and conditions of this Agreement pursuant to an instrument of assumption reasonably satisfactory in substance and form to Kelso. Upon the execution of such instrument by such transferee, such transferee shall be deemed to be the Investor for all purposes of this Agreement.

    4.  Termination.  Any party to this Agreement which ceases to own any
        -----------
shares of Common Stock shall cease to be a party to this Agreement and, thereafter, shall have no rights or obligations hereunder, provided that no sale
                                                           --------
of shares of Common Stock by any Investor in breach of this Agreement shall relieve such Investor of liability for any such breach. This Agreement, except for Section 1(c) hereof, will terminate upon an IPO and will be of no further force or effect, provided that any liability of an Investor for any pre-
                 --------
termination breach of the Agreement will survive such termination.

    5.  Further Assurances.  Each party hereto or Person subject hereto shall
        ------------------
do and perform, or cause to be done and performed, all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

    6.  Governing Law.  This Agreement shall be governed by and construed and
        -------------
interpreted in accordance with, the laws of the State of Delaware, without giving effect to the choice of law principles thereof.

    7.  Severability.  In case any provision of this Agreement shall be
        ------------
invalid or unenforceable in any jurisdiction, the validity or enforceability of the remaining provisions shall not in any way be affected thereby.

    8.  Notices.  All notices and other communications required or permitted
        -------
to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed, certified or registered mail with postage prepaid, (c) sent by next-day or overnight mail or delivery or
(d) sent by fax, as follows:

     (i)  If to the Company, to it at:
          Unilab Corporation

          18448 Oxnard Street

          Tarzana, CA 91356

          Attention:  General Counsel

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

          with a copy to:

          Kelso & Company
          320 Park Avenue, 24th Floor
          New York, NY  10022

          Attention:  General Counsel

    (ii) If to an Investor, to the address of such Investor appearing on the records of the Company,

or to such other person or address as the Purchaser shall specify by notice in writing to the Company. All such notices, requests, demands, letters, waivers and other communications shall be deemed to have been received (w) if by
                                                                -
personal delivery on the day after such delivery, (x) if by certified or
                                                   -
registered mail, on the fifth business day after the mailing thereof, (y) if by
                                                                       -
next-day or overnight mail or delivery, on the day delivered or (z) if by fax,
                                                                 -
on the next day following the day on which such fax was sent, provided that a copy is also sent by certified or registered mail.

    9.  Headings.  The headings and captions contained herein are for
        --------
convenience and shall not control or affect the meaning of our construction of any provision hereof.

   10.  Counterparts.  This Agreement may be executed in any number of
        ------------
counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument.

   11.  Amendment.  This Agreement may be amended by Kelso at any time without
        ---------
 the consent of the Investors, provided that if any such amendment adversely affects the rights of any Investor, such Investor shall have consented to such amendment. Notwithstanding the foregoing, or anything in this Agreement to the contrary, Kelso may amend Exhibit A at any time.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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          IN WITNESS WHEREOF, this Agreement has been signed by each of the parties hereto as of the date first above written.

                         UNILAB CORPORATION

                         By:    /s/ Robert E. Whalen
                               ----------------------------------

                         Name:  Robert E. Whalen

                         Title:  President & C.E.O.

                         KELSO INVESTMENT ASSOCIATES VI, L.P.

                         By: KELSO GP VI, LLC,

                         its General Partner

                         By:    /s/ David Wahrhaftig
                               ----------------------------------

                         Managing Member

                         KEP VI, LLC

                         By:    /s/ David Wahrhaftig
                               ----------------------------------

                         Managing Member

                         U. BERTRAM ELLIS, JR.

                         By:   /s/ U. Bertram Ellis, Jr.
                              -----------------------------------

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                        JOHN RUTLEDGE IRA


                        By:    /s/ John Rutledge
                              -----------------------------------

                         LOUIS AND PATRICIA KELSO TRUST


                         By:   /s/ Patricia H. Kelso (Trustee)
                              -----------------------------------

                         MARQUARD FAMILY PARTNERSHIP, LTD.


                         By:    /s/ William A. Marquard
                              -----------------------------------

                         JOHN MCGILLICUDDY


                         By:   /s/ John McGillicuddy
                              -----------------------------------

                         MICHEL RAPOPORT


                         By:   /s/ Michel Rapoport
                              -----------------------------------

                         DAVID M. RODERICK


                         By:    /s/ David M. Roderick
                              -----------------------------------



                         GEORGE L. SHINN


                         By:   /s/ George L. Shinn
                              -----------------------------------

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                                                                       Exhibit A
                                                                       ---------




U. Bertram Ellis, Jr.
John Rutledge IRA
Louis and Patricia Kelso Trust
Marquard Family Partnership, Ltd.
John F. McGillicuddy
Michel Rapoport
David M. Roderick
George L. Shinn

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